EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), we, K. Bruce Lauritsen, Chief Executive Officer, and Ronald J. Klosterman, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;

(2)

The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date:          September 7, 2004

By:

     /S/ K. Bruce Lauritsen

       K. Bruce Lauritsen

                                         Chief Executive Officer

By:

     /S/ R. J. Klosterman

       Ronald J. Klosterman

                                         Chief Financial Officer

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